NOTE 4 - SUBSEQUENT EVENTS	6 Months Ended
Apr. 30, 2013
Subsequent Events [Abstract]
NOTE 4 - SUBSEQUENT EVENTS

NOTE 4 – SUBSEQUENT EVENTS

Date of Management Evaluation

Management has evaluated subsequent events through August 9, 2013, the date of which the financial statements were available to be issued.

Certificate of Amendment

On June 13, 2013, the Company filed a Certificate of Amendment which amended their Certificate of Incorporation, article number four. This amendment increased the total number of shares which the corporation is authorized to issue from 22,000,000 shares to 30,000,000 shares of common stock and set the par value per share of common stock at $2 par value per share. In addition, the par value per share on the preferred stock was set at $.01 par value per share. The total number of authorized preferred shares remained at 10,000,000 shares available to issue.